Carillon Life Account was established as a separate investment account and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Subaccounts of this separate account currently invest in twelve designated portfolios of five series-type mutual funds as follows:

(1) Four Portfolios of Carillon Fund, Inc.: Equity Portfolio, Bond Portfolio, Capital Portfolio, and S&P 500 Index Portfolio.
(2) Three Portfolios of MFS Variable Insurance Trust: Emerging Growth Series, Growth With Income Series, and High Income Series;
(3) Three Portfolios of Scudder Variable Life Investment Fund:
Capital Growth Portfolio, International Portfolio and Money
Market Portfolio;
(4) One Portfolio of American Century Variable Portfolios, Inc.:
VP Capital Appreciation Portfolio;
(5) One Portfolio of Templeton Variable Products Series Fund:
Templeton International Fund Class 2.

FOR THIS N-30D FILING FOR CARILLON LIFE ACCOUNT, PLEASE REFER TO
THE FOLLOWING EDGAR FILINGS:

Carillon Fund, Inc.
Accession #: 0001047469-99-034577
Date Filed: 9/2/99

American Century Variable Portfolios, Inc.
Accession #: 0000814680-99-000008
Date Filed: 8/27/99

Scudder Variable Life Investment Fund
Accession #: 0000088053-99-000822
Date Filed: 8/17/99

Templeton Variable Products Series Fund
Accession #: 0000829959-99-000035
Date Filed: 8/31/99

MFS Growth With Income Series of MFS Variable Insurance Trust
Accession #: 0000950156-99-000514
Date Filed: 8/9/99

MFS High Income Series of MFS Variable Insurance Trust
Accession #:  0000950156-99-000520
Date Filed: 8/10/99

MFS Emerging Growth Series of MFS Variable Insurance Trust
Accession #:  0000950156-99-000512
Date Filed: 8/9/99